EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND
EATON VANCE TAX-MANAGED SMALL-CAP FUND
EATON VANCE TAX-MANAGED VALUE FUND
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated March 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Eaton Vance Tax-Managed Multi-Cap Growth Fund’s primary benchmark is now the S&P 500® Index.

2.Eaton Vance Tax-Managed Small-Cap Fund’s primary benchmark is now the Russell 3000® Index.

3.Eaton Vance Tax-Managed Value Fund’s primary benchmark is now the Russell 3000® Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43614 5.1.24